UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2012

Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Security Benefit Pl. Suite 100, Topeka, Kansas		66606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	785.233.0507

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Incentive Compensation Plan Target Document
On December 14, 2012, the Board of Directors of the Federal Home Loan Bank of Topeka (“FHLBank”), subject to the authority of the Director of the Federal Housing Finance Agency (“Finance Agency”) to prohibit compensation that is not reasonable and comparable to compensation paid to executives at other similar businesses (including other publicly held financial institutions or major financial services companies), adopted the target performance measures for awards under the Executive Incentive Compensation Plan (“EICP”) for the 2013 Base Performance Period and the 2014-2016 Deferral Performance Period (the “Target Document”). The EICP, which became effective on January 1, 2012, is a cash-based annual incentive plan with a long-term deferral component that establishes individual incentive compensation award opportunities related to achievement of performance objectives by FHLBank and by Participants during Performance Periods. The EICP provides eligible key employees (“EICP Participants”) the opportunity to earn incentive compensation awards based on the FHLBank’s achievement of certain financial goals established by the Board of Directors. All capitalized terms used in this Item 5.02 disclosure pertaining to the EICP that are not otherwise defined shall have the meaning attributed to such term in the EICP. For more information regarding the EICP, see “Item 11 – Executive Compensation” of FHLBank’s 2011 Form 10-K.

The purpose of the EICP is to promote the long-term growth and profitability of FHLBank in accordance with the achievement of its long-term strategic objectives and mission; promote the mission and financial performance of FHLBank by providing incentives to key employees for accomplishing annual goals; promote key employee loyalty and dedication to FHLBank and its strategic objectives by rewarding performance that facilitates the growth and financial stability and success of FHLBank; and enhance FHLBank’s capacity to attract, retain, and motivate key employees by offering competitive short-term and long-term total incentive compensation opportunities.

The EICP establishes two performance periods. EICP Participants may earn a Cash Incentive during the Base Performance Period and may also earn a Deferred Incentive during the Deferral Performance Period. For each Base Performance Period, the Board of Directors will present a Total Base Opportunity to EICP Participants. The Total Base Opportunity is equal to a percentage of each EICP Participant’s annual base salary at the beginning of the Base Performance Period, and is composed of the Cash Incentive and the Deferred Incentive.

Annually, the Board of Directors is responsible for establishing Performance Measures by approving a Target Document that sets forth the Total Base Opportunity, Performance Measures, and other applicable terms and conditions for the operation of the EICP. The Target Document defines three achievement levels for each Performance Measure: Threshold, Target, and Maximum. Performance between Threshold-Target and Target-Maximum must be calculated by linear interpolation.

Eligibility for the EICP is limited to a select group of key management or other highly-compensated employees. The Target Document establishes three levels of participation by EICP Participants based on the EICP Participant’s position and responsibility as set forth in the Target Document. The Total Base Opportunity for the three levels of participation is as follows:

Participant	Total Base Opportunity			Cash Incentive			Deferred Incentive Opportunity *

	Thresh	Target	Max	Thresh	Target	Max	Thresh	Target	Max

Level 1

CEO	60	80	100	30	40	50	30	40	50

Level 2

COO	45	65	85	22.5	32.5	42.5	22.5	32.5	42.5

Level 3

CRO	30	50	70	15	25	35	15	25	35

General Counsel	30	50	70	15	25	35	15	25	35

CAO	30	50	70	15	25	35	15	25	35

• The final value of the deferred incentive opportunity may be $0 if threshold metrics are not met, 75% of initial deferral at threshold, 100% at target and 125% at maximum.

The Target Document establishes separate metrics for the Base Performance Period Metrics and the Deferral Performance Period Metrics. The Base Performance Period Metrics are measured by the results achieved in attaining specified performance levels in the following six areas:

•	Adjusted Return Spread on Class B Common Stock

•	Net Income after Capital Charge

•	Retained Earnings

•	Mission Product Utilization

•	Risk Management – Market, Credit and Liquidity

•	Risk Management – Compliance, Business and Operations

The targets are measured by the results achieved in attaining specified performance levels in the six areas, which are weighted as follows for each of the EICP Participants:

Objective	CEO/COO	CRO/CAO	General Counsel

1. Adjusted Return Spread on Class B Common Stock	20%	10%	15%

2. Net Income after Capital Charge	20%	10%	15%

3. Retained Earnings	10%	20%	10%

4. Mission Product Utilization	10%	10%	10%

5. Risk Management- Market, Credit, Liquidity	20%	25%	25%

6. Risk Management- Compliance, Business, Operations	20%	25%	25%

Total	100%	100%	100%

The Deferral Performance Period is the three-year period over which FHLBank’s performance is measured based on parameters set forth in the Target Document and during which a Deferred Incentive can be earned. The Deferred Incentive Opportunity means 50% of the Total Base Opportunity, which shall be deferred for the Deferral Performance Period and is subject to adjustment based upon the extent of achievement of the Performance Measures during the Deferral Performance Period. The Deferral Performance Period Metrics are measured by evaluating the following:

	Minimum	Threshold		Target		Maximum
2/12 or 1/12 vs
Total Return	>8/12 vs FHLBanks	8/12 vs FHLBanks		5/12 vs FHLBanks		FHLBanks

Deferred Incentive

Performance Measure Percentage	0%		75%		100%	125%

Weighting	0.50		0.50		0.50	0.50

Dollar Value (Deferred Incentive x Performance Measure Percentage x Weight)	$	$		$		$

Market Value of Equity (MVE) / Total Regulatory Capital						2/12 or 1/12
Stock (TRCS)	>9/12 vs FHLBanks	9/12 vs FHLBanks		6/12 vs FHLBanks		vs FHLBanks

Deferred Incentive

Performance Measure Percentage	0%		75%		100%	125%

Weighting	0.50		0.50		0.50	0.50

Dollar Value (Deferred Incentive x Performance Measure Percentage x Weight)	$	$		$		$

Total Value (Dollar Value for Total Return + Dollar Value for Expense Growth + Dollar Value for MVE/TRCS)	$	$		$		$

Deferred Incentive Opportunity Percentage Level I (40%) Level II (32.5%) Level III (25%)%			%		%	%

Deferred Incentive Award (Total Value x Deferred Incentive Opportunity Percentage)	$	$		$		$

Total awards payable under the EICP are not determinable at this time.

A copy of the Target Document is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1 FHLBank Executive Incentive Compensation Plan Targets, dated December 14, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

December 20, 2012	By:	/s/ Patrick C. Doran

Name: Patrick C. Doran
Title: SVP, General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	FHLBank Topeka Executive Incentive Compensation Plan Targets, dated December 14, 2012.